UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    September 21, 2007

IOMEGA CORPORATION
(Exact Name of Registrant as Specified in its Charter)

        Delaware                                                                               1-12333                                                 86-0385884
(State or Other Jurisdiction                                                          (Commission                                           (IRS Employer
    of Incorporation)                                                                       File Number)                                     Identification No.)

10955 Vista Sorrento Parkway, San Diego, CA                                                                                                             92130
(Address of Principal Executive Offices)                                                                                                                          (Zip Code)

(858) 314-7000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           Effective September 21, 2007, for personal reasons, Bruce B. Darling has resigned from his position as a member of the Board of Directors of Iomega Corporation (the “Company”) as well as from its Compensation Committee and Ethics and Compliance Committee.  There are no disagreements between Mr. Darling and the Company on any matter related to the Company’s operations, policies or practices.

At this time, the Company has not replaced Mr. Darling with a new director (seven directors remain) nor has it realigned its Committee assignments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2007

  IOMEGA CORPORATION
(Registrant)

   By: /s/Preston Romm
              Preston Romm
              Chief Financial Officer

2